UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21787

Name of Fund: Enhanced S&P 500® Covered Call Fund Inc. (BEO)

Fund Address: 4 World Financial Center, 6th Floor, New York, New York 10080

Name and address of agent for service: Justin C. Ferri, Chief Executive Officer, Enhanced S&P 500® Covered Call Fund Inc., 4 World Financial Center, 6th Floor, New York, New York 10080.

Registrant’s telephone number, including area code: (877) 449-4742

Date of fiscal year end: 12/31/2009

Date of reporting period: 12/31/2009

Item 1 – Report to Stockholders

Enhanced S&P 500® Covered Call Fund Inc.

Annual Report

December 31, 2009

IQ INVESTMENT ADVISORS

Oppenheimer Capital

Enhanced S&P 500® Covered Call Fund Inc.

Annual Report

December 31, 2009

Investment Advisors

Fund Profile as of December 31, 2009

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	BEO
Initial Offering Date	September 30, 2005
Yield on Closing Market Price as of December 31, 2009 ($10.23)*	—
Current Semi-Annual Distribution per share of Common Stock**	—
Current Annualized Distribution per share of Common Stock**	—
*	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price as of December 31, 2009. Past performance does not guarantee future results.

**	See Notes to Financial Statements, Note 1(f). As the Fund is liquidating in 2010, only the final liquidating distribution is anticipated.

The table below summarizes the changes in the Fund’s market price and net asset value for the twelve-month period:

	12/31/09 (a)	12/31/08	Change (b)	High	Low
Market Price (c)	$10.23	$7.21	41.89%	$13.50	$5.11
Net Asset Value	$8.36	$7.95	5.16%	$9.35	$5.97
(a)

For the twelve-month period, the Common Stock of the Fund had a total investment return of 32.77% based on net asset value per share and 79.14% based on market price per share, assuming reinvestment of distributions. For the same period, the Fund’s unmanaged reference index, the CBOE S&P 500® BuyWrite IndexSM, had a total investment return of 25.91%. The reference index has no expenses associated with performance.

(b)	Does not include reinvestment of dividends.

(c)	Primary Exchange Price, NYSE.

Portfolio Information

Ten Largest Equity Holdings	Percent of Net Assets
Exxon Mobil Corp.	3.0%
Microsoft Corp.	2.2
Apple, Inc.	1.8
Johnson & Johnson	1.7
The Procter & Gamble Co.	1.6
International Business Machines Corp.	1.6
AT& T Inc.	1.5
JPMorgan Chase & Co.	1.5
General Electric Co.	1.5
Chevron Corp.	1.4

Five Largest Industries	Percent of Net Assets
Oil, Gas & Consumable Fuels	8.9%
Pharmaceuticals	5.9
Computers & Peripherals	5.5
Software	4.0
Diversified Financial Services	4.0

Sector Representation	Percent of Long-Term Investments
Information Technology	19.8%
Financials	14.4
Health Care	12.6
Energy	11.5
Consumer Staples	11.4
Industrials	10.2
Consumer Discretionary	9.6
Utilities	3.7
Materials	3.6
Telecommunication Services	3.2

For Fund portfolio compliance purposes, the Fund’s industry and sector classifications refer to any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry and sector sub-classifications for reporting ease.

S&P 500 and Standard & Poor’s 500 are registered trademarks of the McGraw-Hill Companies.

2	ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009

A Summary From Your Fund’s Portfolio Manager (unaudited)

We are pleased to provide you with this stockholder report for Enhanced S&P 500® Covered Call Fund Inc.

The Fund is advised by IQ Investment Advisors LLC and sub-advised by Oppenheimer Capital LLC.

The investment objective of Enhanced S&P 500® Covered Call Fund Inc. (the “Fund”) is to seek leveraged returns on the CBOE S&P 500® BuyWrite IndexSM (the “BXM Index”), less fees and expenses. The Fund will employ leverage to increase the volatility of the Fund’s investment portfolio to approximate the volatility of the Standard and Poor’s 500® Composite Stock Price Index (“S&P 500 Index”). The BXM Index is a passive, total return index that is based on purchasing the common stocks of all of the companies included in the S&P 500 Index, weighted in the same proportions as the S&P 500 Index (the “S&P 500 Index Stocks”), and writing (selling) one-month call options on the S&P 500 Index. There can be no assurance that the Fund will achieve its investment objective.

For the annual period ended December 31, 2009, the Fund had a total investment return as set forth in the table below, based on the change per share in net asset value of $7.95 to $8.36. For the same period, the Fund’s unmanaged reference index, the BXM Index, had a total return as shown below. All of the Fund and index information presented includes the reinvestment of any dividends or distributions. Distribution information may be found in the Notes to Financial Statements, Note 5.

Period	Fund*	BXM Index**	Difference
Fiscal year ended December 31, 2009	32.77%	25.91%	6.86%
Since inception (from 9/30/05) through December 31, 2009	(11.09%)	6.27%	(17.36%)

*	Fund performance information is net of expenses.

**	The reference index has no expenses associated with performance.

For more detail with regard to the Fund’s total investment return based on a change in the per share market value of the Fund’s Common Stock (as measured by the trading price of the Fund’s shares on the New York Stock Exchange), please refer to the Financial Highlights section of this report.

As a closed-end fund, the Fund’s shares may trade in the secondary market at a premium or discount to the Fund’s net asset value. As a result, total investment returns based on changes in the market value of the Fund’s Common Stock can vary significantly from total investment returns based on changes in the Fund’s net asset value.

Stephen Bond-Nelson

Portfolio Manager

February 17, 2010

CBOE, Volatility Index and VIX are registered trademarks and BXM is a service mark of the Chicago Board Options Exchange.

ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009	3

Schedule of Investments as of December 31, 2009	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares Held	Value
	Aerospace & Defense — 2.5%
	Boeing Co. (c)	5,035	$272,545
	General Dynamics Corp. (c)	2,673	182,218
	Goodrich Corp. (c)	862	55,384
	Honeywell International, Inc. (c)	5,288	207,290
	ITT Corp. (c)	1,266	62,971
	L-3 Communications Holdings, Inc. (c)	805	69,995
	Lockheed Martin Corp. (c)	2,216	166,976
	Northrop Grumman Corp. (c)	2,174	121,418
	Precision Castparts Corp.	975	107,591
	Raytheon Co. (c)	2,656	136,837
	Rockwell Collins, Inc. (c)	1,090	60,342
	United Technologies Corp. (c)	6,497	450,957

			1,894,524
	Air Freight & Logistics — 0.9%
	C.H. Robinson Worldwide, Inc.	1,162	68,244
	Expeditors International Washington, Inc.	1,469	51,018
	FedEx Corp. (c)	2,166	180,753
	United Parcel Service, Inc. Class B (c)	6,880	394,706

			694,721
	Airlines — 0.1%
	Southwest Airlines Co. (c)	5,141	58,762
	Auto Components — 0.2%
	The Goodyear Tire & Rubber Co. (a)(c)	1,678	23,660
	Johnson Controls, Inc. (c)	4,650	126,666

			150,326
	Automobiles — 0.4%
	Ford Motor Co. (a)(c)	22,917	229,170
	Harley-Davidson, Inc. (c)	1,625	40,950

			270,120
	Beverages — 2.4%
	Brown-Forman Corp. Class B (c)	761	40,767
	The Coca-Cola Co. (c)	16,057	915,249
	Coca-Cola Enterprises, Inc. (c)	2,202	46,682
	Constellation Brands, Inc. Class A (a)(c)	1,382	22,015
	Dr. Pepper Snapple Group, Inc. (a)	1,761	49,836
	Molson Coors Brewing Co. Class B (c)	1,090	49,224
	Pepsi Bottling Group, Inc. (c)	998	37,425
	PepsiCo, Inc. (c)	10,813	657,430

			1,818,628
	Biotechnology — 1.4%
	Amgen, Inc. (a)(c)	7,014	396,782
	Biogen Idec, Inc. (a)(c)	2,004	107,214
	Celgene Corp. (a)(c)	3,185	177,341
	Cephalon, Inc. (a)	518	32,328
	Genzyme Corp. (a)(c)	1,839	90,129
	Gilead Sciences, Inc. (a)(c)	6,236	269,894

			1,073,688
	Building Products — 0.0%**
	Masco Corp. (c)	2,488	34,359
	Capital Markets — 2.6%
	Ameriprise Financial, Inc. (c)	1,767	68,595
	The Bank of New York Mellon Corp. (c)	8,345	233,410
	The Charles Schwab Corp. (c)	6,603	124,268
	E*Trade Financial Corp. (a)(c)	10,729	18,776
	Federated Investors, Inc. Class B (c)	610	16,775
	Franklin Resources, Inc. (c)	1,033	108,827

See Notes to Financial Statements.

Industry	Common Stocks	Shares Held	Value
Capital Markets (concluded)
	The Goldman Sachs Group, Inc. (c)	3,562	$601,408
	Invesco Ltd.	2,971	69,789
	Janus Capital Group, Inc. (c)	1,261	16,960
	Legg Mason, Inc.	1,126	33,960
	Morgan Stanley (c)	9,420	278,832
	Northern Trust Corp. (c)	1,674	87,718
	State Street Corp. (c)	3,428	149,255
	T. Rowe Price Group, Inc. (c)	1,784	94,998

			1,903,571
Chemicals — 1.8%
	Air Products & Chemicals, Inc. (c)	1,469	119,077
	Airgas, Inc.	573	27,275
	CF Industries Holdings, Inc.	339	30,774
	The Dow Chemical Co. (c)	7,925	218,968
	E.I. du Pont de Nemours & Co. (c)	6,262	210,842
	Eastman Chemical Co. (c)	506	30,481
	Ecolab, Inc. (c)	1,646	73,379
	FMC Corp.	501	27,936
	International Flavors & Fragrances, Inc. (c)	548	22,545
	Monsanto Co. (c)	3,777	308,770
	PPG Industries, Inc. (c)	1,157	67,731
	Praxair, Inc. (c)	2,126	170,739
	Sigma-Aldrich Corp. (c)	843	42,597

			1,351,114
Commercial Banks — 2.5%
	BB&T Corp. (c)	4,765	120,888
	Comerica, Inc. (c)	1,047	30,960
	Fifth Third Bancorp (c)	5,511	53,732
	First Horizon National Corp. (a)(c)	1,539	20,621
	Huntington Bancshares, Inc. (c)	4,955	18,086
	KeyCorp (c)	6,088	33,788
	M&T Bank Corp. (c)	575	38,462
	Marshall & Ilsley Corp.	3,636	19,816
	The PNC Financial Services Group, Inc. (c)	3,197	168,770
	Regions Financial Corp. (c)	8,232	43,547
	SunTrust Banks, Inc. (c)	3,459	70,183
	U.S. Bancorp (c)	13,252	298,303
	Wells Fargo & Co. (c)	35,417	955,905
	Zions Bancorporation (c)	958	12,291

			1,885,352
Commercial Services & Supplies — 0.5%
	Avery Dennison Corp. (c)	781	28,499
	Cintas Corp. (c)	911	23,732
	Iron Mountain, Inc. (a)	1,254	28,541
	Pitney Bowes, Inc. (c)	1,435	32,661
	R.R. Donnelley & Sons Co. (c)	1,423	31,690
	Republic Services, Inc. Class A	2,239	63,386
	Stericycle, Inc. (a)	584	32,219
	Waste Management, Inc. (c)	3,393	114,717

			355,445
Communications Equipment — 2.4%
	Ciena Corp. (a)	1	11
	Cisco Systems, Inc. (a)(c)	39,863	954,320
	Harris Corp.	917	43,603
	JDS Uniphase Corp. (a)(c)	1,543	12,730
	Juniper Networks, Inc. (a)	3,641	97,105
	Motorola, Inc. (c)	16,014	124,269

4	ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009

Schedule of Investments (continued)

Industry	Common Stocks	Shares Held	Value
	Communications Equipment (concluded)
	QUALCOMM, Inc. (c)	11,574	$535,413
	Tellabs, Inc. (a)(c)	2,676	15,200

			1,782,651
	Computers & Peripherals — 5.5%
	Apple, Inc. (a)(c)	6,241	1,315,977
	Dell, Inc. (a)(c)	11,932	171,344
	EMC Corp. (a)(c)	14,136	246,956
	Hewlett-Packard Co. (c)	16,430	846,309
	International Business Machines Corp. (c)	9,103	1,191,583
	Lexmark International, Inc. Class A (a)(c)	541	14,055
	NetApp, Inc. (a)(c)	2,352	80,885
	QLogic Corp. (a)(c)	794	14,983
	SanDisk Corp. (a)	1,581	45,833
	Sun Microsystems, Inc. (a)	5,220	48,911
	Teradata Corp. (a)	1,186	37,276
	Western Digital Corp. (a)	1,562	68,962

			4,083,074
	Construction & Engineering — 0.2%
	Fluor Corp. (c)	1,240	55,850
	Jacobs Engineering Group, Inc. (a)	865	32,533
	Quanta Services, Inc. (a)	1,454	30,301

			118,684
	Construction Materials — 0.1%
	Vulcan Materials Co. (c)	869	45,770
	Consumer Finance — 0.7%
	American Express Co. (c)	8,240	333,885
	Capital One Financial Corp. (c)	3,118	119,544
	Discover Financial Services, Inc.	3,761	55,324
	SLM Corp. (a)(c)	3,289	37,067

			545,820
	Containers & Packaging — 0.2%
	Ball Corp. (c)	652	33,708
	Bemis Co. (c)	750	22,238
	Owens-Illinois, Inc. (a)	1,168	38,392
	Pactiv Corp. (a)(c)	917	22,136
	Sealed Air Corp. (c)	1,102	24,090

			140,564
	Distributors — 0.1%
	Genuine Parts Co. (c)	1,106	41,984
	Diversified Consumer Services — 0.2%
	Apollo Group, Inc. Class A (a)(c)	892	54,037
	DeVry, Inc.	428	24,280
	H&R Block, Inc. (c)	2,324	52,569

			130,886
	Diversified Financial Services — 4.0%
	Bank of America Corp. (b)(c)	68,857	1,036,986
	CME Group, Inc. (c)	461	154,873
	Citigroup, Inc. (c)	135,125	447,264
	IntercontinentalExchange, Inc. (a)	511	57,385
	JPMorgan Chase & Co. (c)	27,307	1,137,883
	Leucadia National Corp. (a)	1,314	31,260
	Moody’s Corp. (c)	1,360	36,448
	The NASDAQ Stock Market, Inc. (a)	1,024	20,296
	NYSE Euronext	1,802	45,591

			2,967,986

See Notes to Financial Statements.

Industry	Common Stocks	Shares Held	Value
Diversified Telecommunication Services — 2.6%
	AT&T Inc. (c)	40,891	$1,146,175
	CenturyTel, Inc. (c)	2,062	74,665
	Frontier Communications Corp. (c)	2,164	16,901
	Qwest Communications International Inc. (c)	10,290	43,321
	Verizon Communications, Inc. (c)	19,684	652,131
	Windstream Corp.	3,026	33,256

			1,966,449
Electric Utilities — 1.9%
	Allegheny Energy, Inc. (c)	1,175	27,589
	American Electric Power Co., Inc. (c)	3,310	115,155
	Duke Energy Corp. (c)	9,040	155,578
	Edison International (c)	2,258	78,533
	Entergy Corp. (c)	1,309	107,129
	Exelon Corp. (c)	4,569	223,287
	FPL Group, Inc. (c)	2,864	151,276
	FirstEnergy Corp. (c)	2,112	98,102
	Northeast Utilities Inc.	1,216	31,361
	PPL Corp. (c)	2,613	84,426
	Pepco Holdings, Inc.	1,540	25,949
	Pinnacle West Capital Corp. (c)	702	25,679
	Progress Energy, Inc. (c)	1,938	79,477
	The Southern Co. (c)	5,545	184,759

			1,388,300
Electrical Equipment — 0.5%
	Emerson Electric Co. (c)	5,212	222,031
	First Solar, Inc. (a)	337	45,630
	Rockwell Automation, Inc. (c)	986	46,322
	Roper Industries, Inc.	631	33,045

			347,028
Electronic Equipment, Instruments & Components — 0.6%
	Agilent Technologies, Inc. (a)(c)	2,391	74,288
	Amphenol Corp. Class A	1,188	54,862
	Corning, Inc. (c)	10,783	208,220
	Flir Systems, Inc. (a)	1,055	34,520
	Jabil Circuit, Inc. (c)	1,321	22,946
	Molex, Inc. (c)	939	20,235

			415,071
Energy Equipment & Services — 1.7%
	BJ Services Co. (c)	2,034	37,832
	Baker Hughes, Inc. (c)	2,147	86,910
	Cameron International Corp. (a)	1,694	70,809
	Diamond Offshore Drilling, Inc.	482	47,438
	FMC Technologies, Inc. (a)	847	48,990
	Halliburton Co. (c)	6,250	188,063
	Nabors Industries Ltd. (a)(c)	1,963	42,970
	National Oilwell Varco, Inc. (a)(c)	2,899	127,817
	Rowan Cos., Inc. (c)	788	17,840
	Schlumberger Ltd. (c)	8,321	541,614
	Smith International, Inc.	1,714	46,569

			1,256,852
Food & Staples Retailing — 2.5%
	CVS Caremark Corp. (c)	9,774	314,821
	Costco Wholesale Corp. (c)	3,021	178,753
	The Kroger Co. (c)	4,510	92,590
	Safeway, Inc. (c)	2,816	59,953
	SUPERVALU, Inc. (c)	1,469	18,671
	SYSCO Corp. (c)	4,101	114,582

ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009	5

Schedule of Investments (continued)

Industry	Common Stocks	Shares Held	Value
Food & Staples Retailing (concluded)
	Wal-Mart Stores, Inc. (c)	14,785	$790,258
	Walgreen Co. (c)	6,852	251,605
	Whole Foods Market, Inc. (a)	975	26,764

			1,847,997
Food Products — 1.5%
	Archer-Daniels-Midland Co. (c)	4,451	139,361
	Campbell Soup Co. (c)	1,316	44,481
	ConAgra Foods, Inc. (c)	3,069	70,740
	Dean Foods Co. (a)	1,251	22,568
	General Mills, Inc. (c)	2,263	160,243
	H.J. Heinz Co. (c)	2,187	93,516
	The Hershey Co. (c)	1,152	41,230
	Hormel Foods Corp.	484	18,610
	The J.M. Smucker Co.	825	50,944
	Kellogg Co. (c)	1,762	93,738
	Kraft Foods, Inc. (c)	10,236	278,214
	McCormick & Co., Inc. (c)	911	32,914
	Sara Lee Corp. (c)	4,832	58,854
	Tyson Foods, Inc. Class A (c)	2,114	25,939

			1,131,352
Gas Utilities — 0.1%
	EQT Corp	907	39,835
	Nicor, Inc. (c)	315	13,262
	Questar Corp.	1,208	50,217

			103,314
Health Care Equipment & Supplies — 1.8%
	Baxter International, Inc. (c)	4,178	245,165
	Becton Dickinson & Co. (c)	1,643	129,567
	Boston Scientific Corp. (a)(c)	10,467	94,203
	C.R. Bard, Inc. (c)	669	52,115
	CareFusion Corp. (a)	1,227	30,687
	Dentsply International, Inc.	1,054	37,069
	Hospira, Inc. (a)(c)	1,127	57,477
	Intuitive Surgical, Inc. (a)	265	80,380
	Medtronic, Inc. (c)	7,670	337,327
	St. Jude Medical, Inc. (a)(c)	2,316	85,182
	Stryker Corp. (c)	1,957	98,574
	Varian Medical Systems, Inc. (a)	862	40,385
	Zimmer Holdings, Inc. (a)(c)	1,476	87,246

			1,375,377
Health Care Providers & Services — 2.0%
	Aetna, Inc. (c)	3,004	95,227
	AmerisourceBergen Corp. (c)	1,996	52,036
	Cardinal Health, Inc. (c)	2,515	81,084
	Cigna Corp. (c)	1,895	66,837
	Coventry Health Care, Inc. (a)(c)	1,025	24,897
	DaVita, Inc. (a)	708	41,588
	Express Scripts, Inc. (a)	1,904	164,601
	Humana, Inc. (a)(c)	1,177	51,659
	Laboratory Corp. of America Holdings (a)(c)	736	55,082
	McKesson Corp. (c)	1,860	116,250
	Medco Health Solutions, Inc. (a)(c)	3,304	211,159
	Patterson Cos., Inc. (a)	649	18,159
	Quest Diagnostics, Inc. (c)	1,076	64,969
	Tenet Healthcare Corp. (a)(c)	3,001	16,175
	UnitedHealth Group, Inc. (c)	8,052	245,425
	WellPoint, Inc. (a)(c)	3,176	185,129

			1,490,277

See Notes to Financial Statements.

Industry	Common Stocks	Shares Held	Value
	Health Care Technology — 0.0%
	IMS Health, Inc. (c)	1,264	$26,620
	Hotels, Restaurants & Leisure — 1.4%
	Carnival Corp. (a)(c)	3,028	95,957
	Darden Restaurants, Inc. (c)	967	33,913
	International Game Technology (c)	2,058	38,629
	Marriott International, Inc. Class A (c)	1,757	47,878
	McDonald’s Corp. (c)	7,478	466,926
	Starbucks Corp. (a)(c)	5,148	118,713
	Starwood Hotels & Resorts Worldwide, Inc. (c)	1,296	47,395
	Wyndham Worldwide Corp.	1,238	24,970
	Wynn Resorts Ltd.	482	28,067
	Yum! Brands, Inc. (c)	3,241	113,338

			1,015,786
	Household Durables — 0.3%
	Black & Decker Corp. (c)	419	27,164
	D.R. Horton, Inc. (c)	1,915	20,816
	Fortune Brands, Inc. (c)	1,042	45,014
	Harman International Industries, Inc.	481	16,970
	Leggett & Platt, Inc. (c)	1,054	21,502
	Lennar Corp. Class A (c)	1,118	14,277
	Newell Rubbermaid, Inc. (c)	1,924	28,879
	Pulte Homes, Inc. (c)	2,188	21,880
	Whirlpool Corp. (c)	515	41,540

			238,042
	Household Products — 2.3%
	Clorox Co. (c)	969	59,109
	Colgate-Palmolive Co. (c)	3,445	283,007
	Kimberly-Clark Corp. (c)	2,878	183,357
	The Procter & Gamble Co. (c)	20,246	1,227,515

			1,752,988
	IT Services — 1.5%
	Affiliated Computer Services, Inc. Class A (a)(c)	677	40,410
	Automatic Data Processing, Inc. (c)	3,497	149,741
	Cognizant Technology Solutions Corp. (a)	2,042	92,503
	Computer Sciences Corp. (a)(c)	1,056	60,752
	Fidelity National Information Services, Inc.	2,271	53,232
	Fiserv, Inc. (a)(c)	1,066	51,680
	MasterCard, Inc. Class A	665	170,227
	Paychex, Inc. (c)	2,229	68,297
	SAIC, Inc. (a)	2,122	40,191
	Total System Services, Inc.	1,366	23,591
	Visa, Inc. Class A	3,104	271,476
	The Western Union Co.	4,796	90,405

			1,112,505
Independent Power Producers & Energy Traders — 0.1%
	The AES Corp. (a)(c)	4,626	61,572
	Constellation Energy Group, Inc. (c)	1,392	48,957

			110,529
	Industrial Conglomerates — 2.1%
	3M Co. (c)	4,906	405,579
	General Electric Co. (c)	73,782	1,116,322
	Textron, Inc. (c)	1,879	35,344

			1,557,245
	Insurance — 2.2%
	AON Corp. (c)	1,898	72,769
	Aflac, Inc. (c)	3,242	149,942

6	ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009

Schedule of Investments (continued)

Industry	Common Stocks	Shares Held	Value
	Insurance (concluded)
	The Allstate Corp. (c)	3,718	$111,689
	American International Group, Inc. (a)	933	27,971
	Assurant, Inc.	809	23,849
	Chubb Corp. (c)	2,367	116,409
	Cincinnati Financial Corp. (c)	1,127	29,572
	Genworth Financial, Inc. Class A (a)	3,385	38,420
	Hartford Financial Services Group, Inc. (c)	2,654	61,732
	Lincoln National Corp. (c)	2,093	52,074
	Loews Corp. (c)	2,501	90,911
	Marsh & McLennan Cos., Inc. (c)	3,655	80,702
	MetLife, Inc. (c)	5,674	200,576
	Principal Financial Group, Inc. (c)	2,210	53,128
	The Progressive Corp. (c)	4,672	84,049
	Prudential Financial, Inc. (c)	3,215	159,978
	Torchmark Corp. (c)	574	25,227
	The Travelers Cos., Inc. (c)	3,786	188,770
	UnumProvident Corp. (c)	2,299	44,876
	XL Capital Ltd. Class A (c)	2,371	43,460

			1,656,104
	Internet & Catalog Retail — 0.6%
	Amazon.com, Inc. (a)	2,310	310,741
	Expedia, Inc. (a)	1,461	37,562
	Priceline.com, Inc. (a)	305	66,643

			414,946
	Internet Software & Services — 1.9%
	Akamai Technologies, Inc. (a)	1,187	30,067
	eBay, Inc. (a)(c)	7,795	183,494
	Google, Inc. Class A (a)(c)	1,671	1,035,987
	VeriSign, Inc. (a)	1,333	32,312
	Yahoo! Inc. (a)(c)	8,252	138,469

			1,420,329
	Leisure Equipment & Products — 0.1%
	Eastman Kodak Co. (c)	1,858	7,841
	Hasbro, Inc. (c)	863	27,668
	Mattel, Inc. (c)	2,505	50,050

			85,559
	Life Sciences Tools & Services — 0.4%
	Life Technologies Corp (a)	1,233	64,400
	Millipore Corp. (a)(c)	385	27,855
	PerkinElmer, Inc. (c)	809	16,657
	Thermo Fisher Scientific, Inc. (a)(c)	2,829	134,915
	Waters Corp. (a)(c)	656	40,646

			284,473
	Machinery — 1.5%
	Caterpillar, Inc. (c)	4,315	245,912
	Cummins, Inc. (c)	1,398	64,112
	Danaher Corp. (c)	1,803	135,586
	Deere & Co. (c)	2,931	158,538
	Dover Corp. (c)	1,290	53,677
	Eaton Corp. (c)	1,149	73,099
	Flowserve Corp.	387	36,583
	Illinois Tool Works, Inc. (c)	2,673	128,277
	PACCAR, Inc. (c)	2,519	91,364
	Pall Corp. (c)	810	29,322
	Parker Hannifin Corp. (c)	1,114	60,022

See Notes to Financial Statements.

Industry	Common Stocks	Shares Held	Value
Machinery (concluded)
	Snap-On, Inc. (c)	404	$17,073
	The Stanley Works (c)	557	28,691

			1,122,256
Media — 2.7%
	CBS Corp. Class B	4,692	65,923
	Comcast Corp. Class A (c)	19,782	333,525
	DIRECTV Class A (a)	6,631	221,144
	EW Scripps Co. (a)	1	7
	Gannett Co., Inc. (c)	1,641	24,369
	Interpublic Group of Cos., Inc. (a)(c)	3,369	24,863
	The McGraw-Hill Cos., Inc. (c)	2,182	73,119
	Meredith Corp. (c)	254	7,836
	The New York Times Co. Class A (c)	801	9,900
	News Corp. Class A (c)	15,614	213,756
	Omnicom Group Inc. (c)	2,157	84,447
	Scripps Networks Interactive	624	25,896
	Time Warner Cable, Inc.	2,442	101,074
	Time Warner, Inc.	8,091	235,772
	Viacom, Inc. Class B (a)	4,206	125,044
	Walt Disney Co. (c)	12,924	416,799
	The Washington Post Co. Class B	41	18,024

			1,981,498
Metals & Mining — 1.0%
	AK Steel Holding Corp.	758	16,183
	Alcoa, Inc. (c)	6,752	108,842
	Allegheny Technologies, Inc. (c)	680	30,444
	Cliffs Natural Resources, Inc.	908	41,850
	Freeport-McMoRan Copper & Gold, Inc. Class B (c)	2,979	239,184
	Newmont Mining Corp. (c)	3,397	160,712
	Nucor Corp. (c)	2,182	101,790
	Titanium Metals Corp.	586	7,337
	United States Steel Corp. (c)	993	54,734

			761,076
Multi-Utilities — 1.3%
	Ameren Corp. (c)	1,642	45,894
	CMS Energy Corp. (c)	1,591	24,915
	CenterPoint Energy, Inc. (c)	2,702	39,206
	Consolidated Edison, Inc. (c)	1,944	88,316
	DTE Energy Co. (c)	1,143	49,823
	Dominion Resources, Inc. (c)	4,139	161,090
	Integrys Energy Group, Inc.	534	22,423
	NiSource, Inc. (c)	1,911	29,391
	PG&E Corp. (c)	2,571	114,795
	Public Service Enterprise Group, Inc. (c)	3,506	116,575
	SCANA Corp.	771	29,051
	Sempra Energy (c)	1,708	95,614
	TECO Energy, Inc. (c)	1,481	24,022
	Wisconsin Energy Corp.	810	40,362
	Xcel Energy, Inc. (c)	3,164	67,140

			948,617
Multiline Retail — 0.8%
	Big Lots, Inc. (a)(c)	573	16,605
	Family Dollar Stores, Inc. (c)	962	26,772
	J.C. Penney Co., Inc. (c)	1,634	43,481
	Kohl’s Corp. (a)(c)	2,125	114,601
	Macy’s, Inc. (c)	2,917	48,889

ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009	7

Schedule of Investments (continued)

Industry	Common Stocks	Shares Held	Value
	Multiline Retail (concluded)
	Nordstrom, Inc. (c)	1,145	$43,029
	Sears Holdings Corp. (a)(c)	336	28,039
	Target Corp. (c)	5,213	252,153

			573,569
	Office Electronics — 0.1%
	Xerox Corp. (c)	6,023	50,955
	Oil, Gas & Consumable Fuels — 8.9%
	Anadarko Petroleum Corp. (c)	3,406	212,602
	Apache Corp. (c)	2,330	240,386
	Cabot Oil & Gas Corp. Class A	718	31,298
	Chesapeake Energy Corp.	4,486	116,098
	Chevron Corp. (c)	13,902	1,070,315
	ConocoPhillips (c)	10,281	525,051
	Consol Energy, Inc.	1,253	62,399
	Denbury Resources, Inc. (a)	1,731	25,619
	Devon Energy Corp. (c)	3,077	226,160
	EOG Resources, Inc. (c)	1,749	170,178
	El Paso Corp. (c)	4,859	47,764
	Exxon Mobil Corp. (c)	32,896	2,243,178
	Hess Corp. (c)	2,017	122,029
	Marathon Oil Corp. (c)	4,905	153,134
	Massey Energy Co.	593	24,912
	Murphy Oil Corp. (c)	1,323	71,707
	Noble Energy, Inc.	1,202	85,606
	Occidental Petroleum Corp. (c)	5,624	457,512
	Peabody Energy Corp.	1,856	83,910
	Pioneer Natural Resources Co.	799	38,488
	Range Resources Corp.	1,093	54,486
	Southwestern Energy Co. (a)	2,393	115,343
	Spectra Energy Corp.	4,482	91,926
	Sunoco, Inc. (c)	810	21,141
	Tesoro Corp.	975	13,211
	Valero Energy Corp. (c)	3,911	65,509
	Williams Cos., Inc. (c)	4,041	85,184
	XTO Energy, Inc. (c)	4,021	187,097

			6,642,243
	Paper & Forest Products — 0.2%
	International Paper Co. (c)	3,001	80,367
	MeadWestvaco Corp. (c)	1,186	33,955
	Weyerhaeuser Co. (c)	1,465	63,200

			177,522
	Personal Products — 0.3%
	Avon Products, Inc. (c)	2,959	93,208
	The Estée Lauder Cos., Inc. Class A	818	39,558
	Mead Johnson Nutrition Co.	1,417	61,923

			194,689
	Pharmaceuticals — 5.9%
	Abbott Laboratories (c)	10,718	578,665
	Allergan, Inc.	2,131	134,274
	Bristol-Myers Squibb Co. (c)	11,861	299,490
	Eli Lilly & Co. (c)	7,007	250,220
	Forest Laboratories, Inc. (a)(c)	2,091	67,142
	Johnson & Johnson (c)	19,119	1,231,455
	King Pharmaceuticals, Inc. (a)(c)	1,720	21,104
	Merck & Co, Inc. (c)	21,166	773,406
	Mylan, Inc. (a)(c)	2,118	39,035

See Notes to Financial Statements.

Industry	Common Stocks	Shares Held	Value
Pharmaceuticals (concluded)
	Pfizer, Inc. (c)	55,918	$1,017,148
	Watson Pharmaceuticals, Inc. (a)(c)	735	29,113

			4,441,052
Professional Services — 0.1%
	Dun & Bradstreet Corp.	360	30,373
	Equifax, Inc. (c)	876	27,060
	Monster Worldwide, Inc. (a)(c)	871	15,155
	Robert Half International, Inc. (c)	1,046	27,960

			100,548
Real Estate Investment Trusts (REITs) — 1.1%
	Apartment Investment & Management Co. Class A (c)	811	12,911
	AvalonBay Communities, Inc.	560	45,982
	Boston Properties, Inc.	961	64,454
	Equity Residential (c)	1,915	64,689
	HCP, Inc.	2,031	62,027
	Health Care REIT, Inc.	852	37,761
	Host Marriott Corp.	4,374	51,045
	Kimco Realty Corp.	2,784	37,668
	Plum Creek Timber Co., Inc. (c)	1,128	42,593
	ProLogis (c)	3,279	44,890
	Public Storage (c)	940	76,563
	Simon Property Group, Inc. (c)	1,976	157,685
	Ventas, Inc.	1,085	47,458
	Vornado Realty Trust (c)	1,087	76,025

			821,751
Real Estate Management & Development — 0.0%**
	CB Richard Ellis Group, Inc. (a)	1,869	25,362
Road & Rail — 0.9%
	Burlington Northern Santa Fe Corp. (c)	1,816	179,094
	CSX Corp. (c)	2,720	131,893
	Norfolk Southern Corp. (c)	2,549	133,619
	Ryder System, Inc. (c)	388	15,974
	Union Pacific Corp. (c)	3,496	223,394

			683,974
Semiconductors & Semiconductor Equipment — 2.4%
	Advanced Micro Devices, Inc. (a)(c)	3,902	37,771
	Altera Corp. (c)	2,047	46,324
	Analog Devices, Inc. (c)	2,022	63,855
	Applied Materials, Inc. (c)	9,242	128,833
	Broadcom Corp. Class A (a)(c)	2,985	93,878
	Intel Corp. (c)	38,265	780,606
	KLA-Tencor Corp. (c)	1,184	42,813
	LSI Corp. (a)(c)	4,526	27,201
	Linear Technology Corp. (c)	1,546	47,215
	MEMC Electronic Materials, Inc. (a)	1,549	21,097
	Microchip Technology, Inc.	1,272	36,964
	Micron Technology, Inc. (a)(c)	5,889	62,188
	National Semiconductor Corp. (c)	1,636	25,129
	Novellus Systems, Inc. (a)(c)	672	15,684
	Nvidia Corp. (a)(c)	3,845	71,825
	Teradyne, Inc. (a)(c)	1,212	13,005
	Texas Instruments, Inc. (c)	8,682	226,253
	Xilinx, Inc. (c)	1,919	48,090

			1,788,731

8	ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009

Schedule of Investments (continued)

Industry	Common Stocks	Shares Held	Value
Software — 4.0%
	Adobe Systems, Inc. (a)(c)	3,629	$133,475
	Autodesk, Inc. (a)(c)	1,592	40,453
	BMC Software, Inc. (a)(c)	1,271	50,967
	CA, Inc. (c)	2,748	61,720
	Citrix Systems, Inc. (a)(c)	1,268	52,761
	Compuware Corp. (a)(c)	1,597	11,546
	Electronic Arts, Inc. (a)(c)	2,255	40,026
	Intuit, Inc. (a)(c)	2,195	67,408
	McAfee, Inc. (a)	1,093	44,343
	Microsoft Corp. (c)	53,529	1,632,099
	Novell, Inc. (a)(c)	2,403	9,972
	Oracle Corp. (c)	27,096	664,936
	Red Hat, Inc. (a)	1,301	40,201
	Salesforce.com, Inc. (a)	763	56,287
	Symantec Corp. (a)(c)	5,617	100,488

			3,006,682
Specialty Retail — 1.8%
	Abercrombie & Fitch Co. Class A	610	21,259
	AutoNation, Inc. (a)(c)	641	12,275
	AutoZone, Inc. (a)(c)	207	32,720
	Bed Bath & Beyond, Inc. (a)(c)	1,820	70,307
	Best Buy Co., Inc. (c)	2,367	93,402
	GameStop Corp. Class A (a)	1,141	25,034
	The Gap, Inc. (c)	3,299	69,114
	Home Depot, Inc. (c)	11,783	340,882
	Limited Brands, Inc. (c)	1,854	35,671
	Lowe’s Cos., Inc. (c)	10,200	238,578
	O’Reilly Automotive, Inc. (a)	951	36,252
	Office Depot, Inc. (a)(c)	1,904	12,281
	RadioShack Corp. (c)	868	16,926
	Ross Stores, Inc.	867	37,030
	The Sherwin-Williams Co. (c)	660	40,689
	Staples, Inc. (c)	5,016	123,343
	TJX Cos., Inc. (c)	2,908	106,287
	Tiffany & Co. (c)	862	37,066

			1,349,116
Textiles, Apparel & Luxury Goods — 0.5%
	Coach, Inc. (c)	2,210	80,731
	Nike, Inc. Class B (c)	2,700	178,389
	Polo Ralph Lauren Corp.	398	32,230
	VF Corp. (c)	615	45,043

			336,393
Thrifts & Mortgage Finance — 0.1%
	Hudson City Bancorp, Inc.	3,276	44,979
	People’s United Financial, Inc.	2,413	40,297

			85,276
Tobacco — 1.4%
	Altria Group, Inc. (c)	14,359	281,867
	Lorillard, Inc.	1,113	89,296
	Philip Morris International, Inc. (c)	13,199	636,060
	Reynolds American, Inc. (c)	1,171	62,028

			1,069,251
Trading Companies & Distributors — 0.1%
	Fastenal Co.	915	38,101
	W.W. Grainger, Inc. (c)	437	42,315

			80,416

See Notes to Financial Statements.

Industry	Common Stocks	Shares Held	Value
Wireless Telecommunication Services — 0.3%
	American Tower Corp. Class A (a)	2,782	$120,210
	MetroPCS Communications, Inc. (a)	1,807	13,787
	Sprint Nextel Corp. (a)(c)	20,574	75,301

			209,298
	Total Common Stocks (Cost — $71,481,703) — 92.2%		68,795,447

Short-Term Securities	Maturity Date	Discount Rate	Face Amount
Government Bills — 0.7%
U.S. Treasury Bills	2/04/10	0.01%	$500,000	499,985

	Maturity Date	Yield	Face Amount
Time Deposits — 5.6%
State Street Bank & Trust Co.	1/04/10	0.01%	$4,207,762	4,207,762
Total Short-Term Securities (Cost — $4,707,740) — 6.3%				4,707,747
Total Investments Before Options Written (Cost — $76,189,443*) — 98.5%				73,503,194

Options Written	Number of Contracts
Call Options Written
S&P 500 Index, expiring January 2010 at USD 1,100	652	(1,718,020)
Total Options Written (Premiums Received — $1,285,777) — (2.3%)		(1,718,020)
Total Investments, Net of Options Written (Net Cost — $74,903,666) — 96.2%		71,785,174
Other Assets Less Liabilities — 3.8%		2,833,958

Net Assets — 100.0%		$74,619,132

ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009	9

Schedule of Investments (concluded)

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes were as follows:

Aggregate cost	$72,336,570

Gross unrealized appreciation	$1,427,717
Gross unrealized depreciation	(261,093)

Net unrealized appreciation	$1,166,624

**	Rounds to less than 0.1% of net assets.

(a)	Non-income producing security.

(b)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost	Sales Cost	Realized Loss	Income
Bank of America Corp.	$367,033	$568,941	$(392,319)	$2,470
(c)	All or a portion of security held as collateral in connection with open option contracts and financial futures contracts.

Financial futures contracts purchased as of December 31, 2009 were as follows:

Number of Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation
71	E-MINI S&P 500	March 2010	$3,891,372	$51,613

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Total return swaps outstanding as of December 31, 2009 were as follows:

Counterparty	Receive Total Return	Pay	Expiration	Notional Amount	Unrealized Appreciation
Deutsche Bank AG	CBOE S&P 500 BuyWrite Index (BXMSM) — Total Return	10-month LIBOR rate with a negotiated spread	August 2010	$22,000,000	$1,754,737
HSBC Securities (USA) Inc.	CBOE S&P 500 BuyWrite Index (BXMSM) — Total Return	10-month LIBOR rate with a negotiated spread	August 2010	$10,300,019	819,120
Total					$2,573,857

Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund’s own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1(a) of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities		Other Financial Instruments[1]
	Assets		Assets	Liabilities
Level 1	$68,795,447	[2]	$51,613	$(1,718,020)
Level 2	4,707,747		2,573,857	—
Level 3	—		—	—

Total	$73,503,194		$2,625,470	$(1,718,020)

1	Other financial instruments are swaps, futures and options.

2	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

10	ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009

Statement of Assets, Liabilities and Capital

As of December 31, 2009

Assets

Investments in unaffiliated securities, at value (identified cost — $74,016,271)		$72,466,208
Investments in affiliated securities, at value (identified cost — $2,173,172)		1,036,986
Cash collateral on financial futures contracts		315,000
Unrealized appreciation on swaps		2,573,857
Receivables:
Dividends	$94,913
Securities sold	3,964	98,877

Prepaid expenses and other assets		8,966

Total assets		76,499,894

Liabilities

Options written, at value (premiums received — $1,285,777)		1,718,020
Payables:
Variation margin	40,542
Investment advisory fees	34,142	74,684

Accrued expenses		88,058

Total liabilities		1,880,762

Net Assets

Net assets		$74,619,132

Capital

Common Stock, par value $.001 per share, 100,000,000 shares authorized		$8,929
Paid-in capital in excess of par		124,856,762
Accumulated realized capital losses — net	$(49,753,537)
Unrealized depreciation — net	(493,022)

Total accumulated losses — net		(50,246,559)

Total Capital — Equivalent to $8.36 per share based on 8,928,554 shares of Common Stock outstanding (market price — $10.23)		$74,619,132

See Notes to Financial Statements.

ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009	11

Statement of Operations

For the Year Ended December 31, 2009

Investment Income

Dividends (including $2,470 from affiliates)		$1,537,323
Interest		654

Total income		1,537,977

Expenses

Investment advisory fees	$638,263
Professional fees	82,368
Directors’ fees and expenses	61,449
Accounting services	36,131
Printing and stockholder reports	31,715
Transfer agent fees	31,427
Custodian fees	26,161
Repurchase offer	26,005
Listing fees	23,750
Insurance	10,432
Other	10,547

Total expenses before reimbursement	978,248
Reimbursement of expenses	(26,932)

Total expenses after reimbursement		951,316

Investment income — net		586,661

Realized & Unrealized Gain (Loss) — Net

Realized gain (loss) on:
Investments — net (including $392,319 loss from affiliates)	(4,086,826)
Financial futures contracts and swaps — net	7,949,372
Options written — net	(474,774)	3,387,772

Change in unrealized appreciation/depreciation on:
Investments — net	17,806,959
Financial futures contracts and swaps — net	2,183,849
Options written — net	(1,353,617)	18,637,191

Total realized and unrealized gain — net		22,024,963

Net Increase in Net Assets Resulting from Operations		$22,611,624

See Notes to Financial Statements.

12	ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009

Statements of Changes in Net Assets

	For the Year Ended December 31,
Increase (Decrease) in Net Assets:	2009	2008
Operations

Investment income — net	$586,661	$2,075,532
Realized gain (loss) — net	3,387,772	(30,122,517)
Change in unrealized appreciation/depreciation — net	18,637,191	(41,858,654)

Net increase (decrease) in net assets resulting from operations	22,611,624	(69,905,639)

Dividends & Distributions to Stockholders

Investment income — net	(15,479,415)	(2,107,215)
Tax return of capital	(3,770,015)	(17,394,171)

Net decrease in net assets resulting from dividends and distributions to stockholders	(19,249,430)	(19,501,386)

Common Stock Transactions

Net redemption of Common Stock resulting from a repurchase offer (including $2,601 and $90,670 of repurchase offer fees, respectively)	(130,067)	(4,442,851)
Value of shares issued to stockholders in reinvestment of dividends and distributions	2,298,515	1,233,322

Net increase (decrease) in net assets resulting from Common Stock transactions	2,168,448	(3,209,529)

Net Assets

Total increase (decrease) in net assets	5,530,642	(92,616,554)
Beginning of year	69,088,490	161,705,044

End of year	$74,619,132	$69,088,490

See Notes to Financial Statements.

ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009	13

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.	For the Year Ended December 31,					For the Period September 30, 2005(a) to December 31, 2005
	2009	2008		2007	2006

Per Share Operating Performance:

Net asset value, beginning of period	$7.95	$17.86		$18.99	$18.37	$19.10

Investment income — net(b)	.07	.23		.29	.25	.06
Realized and unrealized gain (loss) — net	2.54 (c)	(7.94	)(c)	.78 (c)	2.57 (c)	(.20)

Total from investment operations	2.61	(7.71)		1.07	2.82	(.14)

Less dividends and distributions from:
Investment income — net	(1.77)	(.24)		(.50)	(.05)	(.06)
Realized gain — net	—	—		(.98)	(2.15)	(.06)
Tax return of capital	(.43)	(1.96)		(.72)	—	(.43)

Total dividends and distributions	(2.20)	(2.20)		(2.20)	(2.20)	(.55)

Offering costs resulting from the issuance of Common Stock	—	—		—	—	(.04)

Net asset value, end of period	$8.36	$7.95		$17.86	$18.99	$18.37

Market price per share, end of period	$10.23	$7.21		$17.15	$20.31	$16.83

Total Investment Return(d):

Based on net asset value per share	32.77%	(45.36%	)	6.34%	16.11%	(.73%	)(e)

Based on market price per share	79.14%	(48.40%	)	(4.53% )	35.55%	(13.14%	)(e)

Ratios to Average Net Assets:

Expenses, net of reimbursement	1.34%	1.06%		.98%	1.06%	1.36%	(f)

Expenses	1.38%	1.06%		1.00%	1.06%	1.36%	(f)

Investment income — net	.83%	1.59%		1.54%	1.32%	1.32%	(f)

Supplemental Data:

Net assets, end of period (in thousands)	$74,619	$69,088		$161,705	$172,382	$170,042

Portfolio turnover	6%	8%		24%	26%	7%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Includes repurchase offer fees, which are less than $.01 per share.
(d)

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

(e)	Aggregate total investment return.
(f)	Annualized.

See Notes to Financial Statements.

14	ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009

Notes to Financial Statements

1. Significant Accounting Policies:

Enhanced S&P 500® Covered Call Fund Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company with a fixed term of approximately five years. The current expected termination of the Fund is on or about October 21, 2010. The Fund’s financial statements are prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund’s Common Stock shares are listed on the New York Stock Exchange (“NYSE”) under the symbol BEO.

Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to structure derivative investments as defined below as anticipated. Because the value of your investment in the Fund will fluctuate, there is a risk that you will lose money.

In July 2009, the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“Codification”) became the single official source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP. Rules and interpretive releases of the Securities & Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. These changes and the Codification itself do not change GAAP. Other than the manner in which new accounting guidance is referenced, the adoption of these changes had no impact on the Fund´s financial statements.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments — Equity securities that are held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the

Board of Directors of the Fund. Long positions traded in the over-the-counter (“OTC”) market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on an exchange are valued according to the broadest and most representative market.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). The value of swaps, including interest rate swaps, caps and floors, will be determined by reference to the value of the components when such components consist of securities for which market quotations are available. In the absence of obtainable quotations, swaps will be valued by obtaining dealer quotations. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the investment adviser believes that this method no longer produces valuations.

The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund’s Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Overnight Time Deposits are valued at the amount deposited each day. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net

ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009	15

Notes to Financial Statements (continued)

asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund’s Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Fund’s Board of Directors.

(b) Real Estate Investment Trusts (“REITs”) — A portion of distributions received from REITs may constitute a return of capital. During the year an amount, based upon prior experience and guidance from the REITs is reclassified from dividend income and recorded as an adjustment to basis of the REIT holdings. The adjustment is a reduction in basis and is reflected in either unrealized appreciation (depreciation) or realized gain or (loss).

(c) Derivative financial instruments — The Fund may engage in various portfolio investment strategies both to enhance its returns or as a proxy for a direct investment in securities underlying the Fund’s index. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index, or if the counterparty does not perform under the contract. The counterparty, for certain instruments, may pledge cash or securities as collateral.

The Fund utilizes derivatives to enhance return and management has determined the use of derivative instruments is not designed to hedge security positions. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying these derivatives.

Derivatives may be volatile and involve significant risk, such as, among other things, credit risk, currency risk, leverage risk and liquidity risk. They also involve the risk of mispricing or improper valuation and correlation risk (i.e., the risk that changes in the value of the derivative may not correlate perfectly, or to any degree, with the underlying asset, interest rate or index). Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, indices, currency rates or interest rates are changing in unexpected ways. The Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts.

Derivative instruments utilized by the Fund are defined below and delineated in the Statement of Assets, Liabilities and Capital and the Statement of Operations of the Fund. As the

Fund utilized more than one type of derivative in the period covered by this report, the following table summarizes the use of derivative investments in the current period:

Statement of Assets, Liabilities and Capital as of December 31, 2009
Derivatives not accounted for as hedging instruments	Assets	Amount	Liabilities	Amount
Equity Options	—	—	Options written, at value	$1,718,020
Futures Contracts	Cash collateral on financial futures contracts	$315,000	Variation margin payable	$40,542
Total Return Swaps	Unrealized appreciation on swaps	$2,573,857	—	—

Statement of Operations for the period December 31, 2009
Derivatives not accounted for as hedging instruments	Realized gain (loss)	Change in unrealized appreciation (depreciation)
Written Equity Options	$(474,774)	$(1,353,617)
Futures Contracts	$2,473,539	$1,106
Total Return Swaps	$5,475,833	$2,182,743

•

Options — The Fund writes covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund provides the purchaser with the right to potentially receive a cash payment from the Fund equal to any appreciation in the cash value of the index over the strike price on the expiration date of the written option. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received). Written options are non-income producing investments.

Writing (selling) covered call options subjects the Fund to certain additional risks. The Fund, by writing covered call options, will forgo the opportunity to benefit from potential increases in the value of the equity investments above the exercise prices of the options, but will continue to bear the risk of declines in the value of the equity investments.

16	ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009

Notes to Financial Statements (continued)

The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the equity securities over time. The premium received from writing options and amounts available for distribution from the Fund’s options may decrease in declining interest rate environments. The value of the equity investments also may be influenced by changes in interest rates. Higher yielding equity investments and those issuers whose businesses are substantially affected by changes in interest rates may be particularly sensitive to interest rate risk. A summary of option transactions is found in Note 3, Investments.

•

Financial futures contracts — The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation/depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

•

Swaps — The Fund will enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. Swap contracts are subject to risk related to the creditworthiness of the counterparty to the swap contract. In order to mitigate this risk, it is expected that the Fund will enter into swap contracts with at least two counterparties and only with counterparties that are rated A3 or better by Moody’s or A– or better by S&P (or counterparties whose obligations are guaranteed by other persons meeting such ratings), or those counterparties determined by the Fund to be of comparable credit quality. These credit standards do not ensure that a counterparty will not default on its obligations, if any, to the Fund. If there is a default by a counterparty to the swap contract, the Fund’s potential loss generally is the net amount of payments the Fund is contractually entitled to receive for one payment period, if any. The Fund will have contractual remedies pursuant to the swap contract, but there is no guarantee that the Fund would be successful in pursuing them. The Fund thus assumes the risk that it will be delayed or prevented from obtaining payments that it is owed by a defaulting counterparty.

The swaps market is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap contracts or to realize amounts to be received under such contracts. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event.

The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. Additionally, as interest rates increase, the ongoing cost of gaining the additional exposure is expected to increase. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

(d) Income taxation — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income tax provision is required. Management has evaluated the tax status of the Fund, and has determined that taxes do not have a material impact on the Fund’s financial statements. The Fund files U.S. and various state tax returns. To the best of the Fund’s knowledge, no income tax returns are currently under examination. Tax years of the Fund open at this time are calendar years ended December 31, 2006, 2007, 2008 and 2009.

(e) Security transactions and investment income — Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009	17

Notes to Financial Statements (continued)

(f) Dividends and distributions — Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Portions of the distributions paid by the Fund during the year ended December 31, 2009 and December 31, 2008 were characterized as a tax return of capital.

As the Fund is liquidating in 2010, no distributions other than the final liquidating distribution is expected in 2010.

(g) Reclassifications — Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent difference as of December 31, 2009 attributable to non-deductible expenses and distributions paid in excess of taxable income were reclassified to the following accounts:

Accumulated distributions in excess of net investment income	$14,892,754
Paid-in capital in excess of par	$(14,892,754)

2. Investment Advisory and Management Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory and Management Agreement with IQ Investment Advisors LLC (“IQ Advisors”), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”), which is a wholly owned subsidiary of Bank of America Corporation (“Bank of America”). IQ Advisors is responsible for the investment advisory, management and administrative services to the Fund. In addition, IQ Advisors provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate equal to .90% of the average daily value of the Fund’s net assets plus borrowings for investment purposes, but excluding any net assets attributable to leveraging transactions.

IQ Advisors has entered into a Subadvisory Agreement with Oppenheimer Capital, LLC (the “Subadviser”). Pursuant to the agreement, the Subadviser provides certain investment advisory services to IQ Advisors with respect to the Fund. For such services, IQ Advisors pays the Subadviser a monthly fee at an annual rate equal to .40% of the average daily value of the Fund’s net assets plus borrowings for investment purposes, but excluding any net assets attributable to leveraging transactions. There is no increase in the aggregate fees paid by the Fund for these services.

IQ Advisors has entered into an Administration Agreement with Princeton Administrators, LLC (the “Administrator”). The Administration Agreement provides that IQ Advisors pays the Administrator a fee from its investment advisory fee at an annual rate equal to .12% of the average daily value of the Fund’s net assets plus borrowings for investment purposes, but excluding any net assets attributable to leveraging transactions for the performance of administrative and other services necessary for the operation of the Fund. There is no increase in the aggregate fees paid by the Fund for these services. The Administrator is an indirect subsidiary of BlackRock, Inc. (“BlackRock”). ML & Co. has a substantial financial interest in BlackRock.

Certain officers of the Fund are officers and/or directors of IQ Advisors, Bank of America and/or ML & Co. or their affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2009, were $3,827,153 and $16,100,783, respectively.

Transactions in call options written for the year ended December 31, 2009, were as follows:

	Number of Contracts	Premiums Received
Outstanding call options written, beginning of year	777	$2,525,879
Options written	9,078	23,847,684
Options closed	(7,609)	(19,477,246)
Options expired	(1,594)	(5,610,540)

Outstanding call options written, end of year	652	$1,285,777

4. Common Stock Transactions:

The Fund is authorized to issue 100,000,000 shares of capital stock, par value $.001 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of Common Stock without approval of the holders of Common Stock.

Subject to the approval of the Board of Directors, the Fund will make offers to repurchase its shares at annual (approximately 12-month) intervals. The shares tendered in the repurchase offer will be subject to a repurchase fee retained by the Fund to compensate the Fund for expenses directly related to the repurchase offer.

18	ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009

Notes to Financial Statements (concluded)

Shares issued and outstanding for the year ended December 31, 2009, increased by 258,699 from dividend and distribution reinvestments and decreased by 15,302 as a result of a repurchase offer. Shares issued and outstanding for the year ended December 31, 2008, increased by 88,147 from dividend and distribution reinvestments and decreased by 456,548 as a result of a repurchase offer.

With regard to repurchase fees, IQ will reimburse the Fund for the cost of expenses paid in excess of 2% of the value of the shares that are repurchased.

5. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended December 31, 2009 and December 31, 2008 was as follows:

	12/31/2009	12/31/2008
Distributions paid from:
Ordinary income	$15,479,415	$2,107,215
Tax return of capital	3,770,015	17,394,171

Total distributions	$19,249,430	$19,501,386

As of December 31, 2009, the components of accumulated losses on a tax basis were as follows:

Capital loss carryforward	$(53,555,160	)*
Unrealized gains— net	3,308,601	**

Total	$(50,246,559)

*	As of December 31, 2009, the Fund had a net capital loss carryforward of $53,555,160, all of which expires in 2016. This amount will be available to offset like amounts of any future taxable gains. Please note that the current expected termination of the Fund is on or about October 21, 2010.

**	The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the realization for tax purposes of unrealized gain (losses) on certain securities that are part of a straddle and the realization for tax purposes of unrealized gains (losses) on certain future and options contracts.

6. Subsequent Event:

Management has evaluated all subsequent transactions and events after the balance sheet date through February 26, 2010, the date on which these financial statements were issued, and except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009	19

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Enhanced S&P 500® Covered Call Fund Inc.:

In our opinion, the accompanying statement of assets, liabilities and capital, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Enhanced S&P 500® Covered Call Fund Inc. (the “Fund”) at December 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets for the year ended December 31, 2008 and the financial highlights for the three years ended December 31, 2008 and the period ended December 31, 2005 were audited by other independent auditors whose report, dated February 27, 2009, expressed an unqualified opinion on those statements.

As noted in Footnote 1, the Fund will liquidate on or about October 21, 2010.

PricewaterhouseCoopers LLP

New York, New York

February 26, 2010

20	ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009

Automatic Dividend Reinvestment Plan

How the Plan Works — The Fund offers a Dividend Reinvestment Plan (the “Plan”) under which distributions paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by BNY Mellon Shareowner Services (the “Plan Agent”). Under the Plan, whenever the Fund declares a distribution, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant’s account either (i) through receipt of additional unissued but authorized shares of the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the distribution payment date, the Fund’s net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a “market premium”), the Plan Agent will invest the distribution amount in newly issued shares. If the Fund’s net asset value per share is greater than the market price per share (a condition often referred to as a “market discount”), the Plan Agent will invest the distribution amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder’s account. The amount credited is determined by dividing the dollar amount of the distribution by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan — Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan — The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund’s shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees — There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent’s service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications — The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. If, when the Fund’s shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund’s shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information — All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035, Telephone: 877-296-3711.

ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009	21

Directors and Officers

Name	Address & Year of Birth	Position(s) Held With Fund****	Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of IQ Advisors- Affiliate Advised Funds and Portfolios Overseen By Director	Other Public Directorships Held By Director
Non-Interested Directors*
Paul Glasserman	4 World Financial Center, 6th Floor, New York, NY 10080 1962	Director & Chairman of the Board	2005 to present	Professor, Columbia University Business School since 1991; Senior Vice Dean (July 2004 – June 2008); Consultant and Visiting Scholar, Federal Reserve Bank of New York since June 2008.	8	None
Steven W. Kohlhagen	4 World Financial Center, 6th Floor, New York, NY 10080 1947	Director & Chairman of the Audit Committee	2005 to present	Retired financial industry executive since August 2002.	8	Ametek, Inc.
William J. Rainer	4 World Financial Center, 6th Floor, New York, NY 10080 1946	Director	2005 to present	Retired securities and futures industry executive; Chairman and Chief Executive Officer, OneChicago, LLC, a designated contract market (2001 – November 2004); Former Chairman, Commodity Futures Trading Commission.	8	None
Laura S. Unger	4 World Financial Center, 6th Floor, New York, NY 10080 1961	Director & Chairperson of the Nominating & Corporate Governance Committee	2007 to present	JPMorgan Independent Consultant for the Global Analyst Conflict Settlement (2003 – 2009); Commentator, Nightly Business Report since 2005; Senior Advisor, Marwood Group (2005 – 2007); Consultant, Nomura (2008); Regulatory Expert for CNBC (2002 – 2003).	8	CA, Inc. (software), Ambac Financial Group, Inc. and CIT Group Inc. (Financial Services)***

*	Each of the Non-Interested Directors is a member of the Audit Committee and the Nominating and Corporate Governance Committee.

**	Each Director will serve for a term of one year and until his successor is elected and qualifies, or his earlier death, resignation or removal as provided in the Fund’s Bylaws, charter or by statute.

***	Ms. Unger became a Director of CIT Group Inc. effective as of January 12, 2010.

****	Chairperson titles are effective January 1, 2009. Prior to this date, the chairpersons were as follows: Mr. William J. Rainier, Chairman of the Board, Mr. Steven W. Kohlhagen, Chairman of the Nominating & Corporate Governance Committee; and Mr. Paul Glasserman, Chairman of the Audit Committee.

Name	Address & Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Fund Officers†
Justin C. Ferri	4 World Financial Center, 6th Floor, New York, NY 10080 1975	President	2009 to present	Justin C. Ferri has been President of IQ Investment Advisors LLC (“IQ”) since 2009 and serves as President of each of IQ’s publicly traded closed-end mutual fund companies. Prior to this role, Mr. Ferri was a Vice President of IQ from 2005 to 2009. In addition, Mr. Ferri has been the President of Merrill Lynch Alternative Investments (“MLAI”) since August 2009 and a Manager of MLAI since June 2008. Mr. Ferri has been registered with the National Futures Association as a principal of MLAI since July 2008. He also serves as Managing Director within the Merrill Lynch Pierce Fenner & Smith Incorporated Global Investment Solutions Group (“MLPF&S” & “GIS” respectively), responsible for heading Alternative Investments. Prior to his role in GIS, Mr. Ferri was a Director in the MLPF&S Global Private Client Market Investments & Origination (“MI&O”) Group, from 2005 to 2007, and before that, he served as a Vice President and Head of the MLPF&S Global Private Client Rampart Equity Derivatives team, from 2004 to 2005. He holds a B.A. degree from Loyola College in Maryland.
James E. Hillman	4 World Financial Center, 6th Floor, New York, NY 10080 1957	Vice President and Treasurer	2007 to present	James E. Hillman has been the Treasurer of IQ since March 2007, where he is also a Vice President. He also serves as the Vice President and Treasurer of each of IQ’s publicly traded closed-end mutual fund companies. He also serves as a Director within MLPF&S & GIS. In addition, Mr. Hillman has served as the Treasurer of Managed Account Advisors LLC since 2006 and as a Vice President of MLAI since 2008. Prior to his role in GIS, Mr. Hillman was a Director in the MLPF&S MI&O Group from September 2006 to 2007. Prior to joining Merrill Lynch, Mr. Hillman served as a Director of Citigroup Alternative Investments Tax Advantaged Short Term Fund, as well as the Korea Equity Fund Inc., in 2006. Prior to that, he was an Independent Consultant from January to September 2006 and prior to that, he was a Managing Director at The Bank of New York, Inc., from 1999 to 2006. He holds a B.S. degree from Fordham University in New York.

22	ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009

Directors and Officers (concluded)

Name	Address & Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Fund Officers†
Colleen R. Rusch	4 World Financial Center, 6th Floor, New York, NY 10080 1967	Vice President and Secretary	2005 to present	Colleen R. Rusch has been the Chief Administrative Officer and Vice President of IQ since 2007, and serves as Vice President and Secretary of each of IQ’s publicly traded closed-end mutual fund companies. In addition, Mrs. Rusch is a Vice President of MLAI. She also serves as a Director within the Merrill Lynch Pierce Fenner & Smith Incorporated Global Investment Solutions Group, responsible for overseeing the Alternative Investments product and trading platform. Prior to her role in GIS, Mrs. Rusch was a Director in the MLPF&S MI&O Group from 2005 to 2007. Prior to this, Mrs. Rusch was a Director of Merrill Lynch Investment Managers, L.P. from January 2005 to July 2005 and a Vice President from 1998 to 2004. Mrs. Rusch holds a B.S. degree in Business Administration from Saint Peter’s College in New Jersey.
Michelle H. Rhee	4 World Financial Center, 6th Floor, New York, NY 10080 1966	Chief Legal Officer	2009 to present	Michelle H. Rhee has been the Chief Legal Officer of IQ since June 2009. She also serves as the Chief Legal Officer of each of IQ’s publicly traded closed-end mutual fund companies. She has also served as an Associate General Counsel for the Bank of America Corporation since 2004. She holds a B.A. from Smith College and a J.D. from Boston University in Massachusetts.
Robert M. Zakem	2 World Financial Center, 37th Floor, New York, NY 10080 1958	Chief Compliance Officer and Anti-Money Laundering Officer	2009 to present	Robert M. Zakem has been the Chief Compliance Officer (“CCO”) of IQ since June 2009 and CCO of MLAI since April 2009. He also serves as the CCO of each of IQ’s publicly traded closed-end mutual fund companies. He is also a Managing Director within Compliance since March 2009. Prior to his role in Compliance, he was the Head of Products and Platform Supervision and Global Wealth Management - Business Risk Management from 2006 to 2009. Prior to joining Merrill Lynch, Mr. Zakem was an Executive Director at UBS Financial Services, Inc., where he was the Head of Funds Services-US Investment Solutions (2006), an Executive Director, Provider Management - Fund and Annuity Solutions from 2005 to 2006, and Senior Vice President and Chief Administrative Officer, Investment Product Solutions, from 2004 to 2005. He holds a B.S. from the University of Detroit in Michigan, and a J.D. from the University of Wisconsin Law School in Wisconsin.
Jeff E. McGoey	4 World Financial Center, 6th Floor, New York, NY 10080 1976	Vice President	2009 to present	Jeff E. McGoey serves as a Vice President of each of IQ’s publicly traded closed-end mutual fund companies. He also serves as Vice President within MLPF&S & GIS since 2008. Prior to his role in GIS, Mr. McGoey served as a Vice President in Merrill Lynch & Co.’s Corporate Audit Group responsible for coverage of the MLPF&S MI&O Group from 2004 to 2008. He holds a B.A. degree from Rutgers College in New Jersey.
† Officers of the Fund serve at the pleasure of the Board of Directors.
	Custodian			Transfer Agent
	State Street Bank and Trust Company P.O. Box 351 Boston, MA 02101			BNY Mellon Shareowner Services 480 Washington Boulevard Jersey City, NJ 07310

ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009	23

Privacy Policy

IQ Investment Advisors is a subsidiary of Bank of America and implements the Privacy Policy of Bank of America for the IQ Funds. A copy of the policy is available at www.iqiafunds.com or upon request by calling 1-877-449-4742.

Bank of America Privacy Policy for U.S. Consumers 2010

Our privacy commitment to you.

•	Protect Customer Information

•	Inform on use of Customer Information

•	Offer choices on the use of Customer Information and honor your choices

•	Collect, use and process Customer Information respectfully and lawfully

This document includes the following information about how Bank of America manages Customer Information and what actions you can take:

1. Making the security of information a priority

2. Collecting information about you

3. Managing information about you

4. Honoring your choices

5. Actions you can take

6. Steps to protect information about you

7. Other privacy commitments

8. Bank of America companies

This policy covers Customer Information, which means personally identifiable information about a consumer or a consumer’s current or former customer relationship with Bank of America. The Bank of America Privacy Policy for U.S. Consumers 2010 is provided to you as required by law and applies to our companies identified in Section 8, Bank of America companies. This policy applies to consumer customer relationships established in the United States and is effective January 1, 2010.

1.     Making the security of information a priority

Keeping financial information secure is one of our most important responsibilities. We maintain physical, electronic and procedural safeguards to protect Customer Information. Appropriate employees are authorized to access Customer Information for business purposes only. Our employees are bound by a code of ethics that requires confidential treatment of Customer Information and are subject to disciplinary action if they fail to follow this code.

2.     Collecting information about you

We collect and use various types of information about you and your accounts to service your accounts, save you time and money, better respond to your needs, assist us in keeping information up to date, and manage our business and risks. Customer Information is categorized in the following six ways:

A.	Identification Information — information that identifies you, such as name, address, e-mail address, telephone number and Social Security number.

B.	Application Information — information you provide to us on applications and through other means that will help us determine if you are eligible for products you request. Examples include assets, income and debt.

C.	Transaction and Experience Information — information about transactions and account experience, as well as information about our communications with you. Examples include account balances, payment history, account usage and your inquiries and our responses.

D.	Consumer Report Information — information from a consumer report and from insurance support organizations not affiliated with us. Examples include credit score, credit history, and loss and health information.

E.	Information from Outside Sources — information from outside sources other than consumer report information, regarding employment, credit and other relationships that will help us determine if you are eligible for products you request. Examples include employment history, loan balances, credit card balances, property insurance coverage and other verifications.

F.	Other General Information — information from outside sources, such as data from public records, that is not assembled or used for the purpose of determining eligibility for a product or service.

As required by the USA PATRIOT Act, we also collect information and take actions necessary to verify your identification.

3.     Managing information about you

Managing information within Bank of America

Bank of America is made up of a number of companies, including our bank, brokerage, mortgage, credit card companies, insurance companies and agencies, and nonfinancial companies, such as our operations and servicing subsidiaries.

Bank of America may share any of the categories of Customer Information among our companies, as permitted by law. For example, sharing information allows us to use information about your ATM, credit card and check card transactions to identify any unusual activity, and then contact you to determine if your card has been lost or stolen.

We occasionally receive medical or health information from a customer if, for example, a customer applies for insurance from us. We do not share medical or health information, including information received from third parties, among our companies, except to maintain or collect on accounts,

24	ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009

Privacy Policy (continued)

process transactions, service customer requests or perform insurance functions to the extent permitted by law.

Managing information with companies that work for us

We may share any of the categories of Customer Information with companies that work for us, including companies located outside the United States. All nonaffiliated companies that act on our behalf and receive Customer Information from us are contractually obligated to keep the information we provide to them confidential, and to use the Customer Information we share only to provide the services we ask them to perform. These companies may include financial service providers, such as payment processing companies, and nonfinancial companies, such as check printing and data processing companies.

In addition, we may share any of the categories of Customer Information with companies that work for us in order to provide marketing support and other services, such as a service provider that distributes marketing materials. These companies may help us to market our own products and services or other products and services that we believe may be of interest to you. Please note that some of our own companies may provide marketing support and other services for us as well.

Sharing information with third parties (for customers with credit cards and Sponsored Accounts)

We may share Identification Information, Transaction and Experience Information, as well as Other General Information we collect about each of your (1) Bank of America credit card account(s) and (2) Sponsored Accounts at Bank of America, with selected third parties.

1.	Credit card account information, whether co-branded or not, may be shared with third parties.

2.	Sponsored Account information may be shared with third parties. Sponsored Accounts are non-credit card accounts or services provided by Bank of America that are also endorsed, co-branded or sponsored by other organizations. Examples of these organizations include colleges, sporting teams, retailers and other affinity organizations, such as charities. Sponsored Accounts may include deposit accounts or other banking services provided by Bank of America, such as a savings account co-branded with a baseball team. You will know whether an account is a Sponsored Account by the appearance of the name or logo of the sponsoring organization on account materials, such as statements and marketing materials.

If you are unsure whether any of your accounts are Sponsored Accounts, please contact 1.888.341.5000.

We may share information about credit cards and Sponsored Accounts with selected third parties, including:

•	Financial services companies (such as insurance agencies or companies and mortgage brokers and organizations with whom we have agreements to jointly market financial products);
•	Nonfinancial companies (such as retailers, travel companies and membership organizations); and

•	Other companies (such as nonprofit organizations).

The sharing of information, as described in this section, is limited to credit card and Sponsored Account information. Please see Section 4, Honoring your choices, to learn more about your opt-out choices.

Disclosing information in other situations

We also may disclose any of the categories of Customer Information to the following third parties, including third parties located outside the United States:

•	To government agencies, self-regulatory organizations and regulatory law enforcement authorities as necessary or required; and

•	As part of the sale, merger or similar change of a Bank of America business; and

•	To other nonaffiliated third parties as requested by you or your authorized representative, or when required or permitted by law.

For example, we may disclose information in the context of an investigation of terrorism, money laundering, fraud prevention or investigation, risk management and security, determining your eligibility for an insurance benefit or payment, and recording mortgages in public records.

Where you have a contractual relationship with a third party in connection with a product or service (such as through an outside investment manager or insurance provider), we may share information in accordance with such arrangement and the handling of information by that party will be subject to your agreement(s) with it. If you have a relationship with us through your employer, such as through your stock option or retirement plan, then we will share plan information with your employer and handle such information in accordance with plan agreements.

In addition, Merrill Lynch, a Bank of America affiliated broker-dealer, has entered into a Protocol with certain other brokerage firms under which your Financial Advisor may use your contact information (for example, your name and address) in the event your Financial Advisor joins one of these firms.

4.     Honoring your choices

You have choices when it comes to how Bank of America shares and uses information.

Please note, if you choose to limit sharing or restrict marketing, you may not learn about beneficial offers.

Sharing among Bank of America companies

You may request that Application Information, Consumer Report Information and Information from Outside Sources not be shared among Bank of America companies.

ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009	25

Privacy Policy (continued)

For sharing among Bank of America companies, each customer may tell us his or her choice individually, or you may tell us the choice for any other customers who are joint account holders with you.

Direct marketing

You may choose not to receive direct marketing offers — sent by postal mail, telephone and/or e-mail — from Bank of America. Direct marketing offers from us may include information about products and services we believe may be of interest to you. Your choices apply to all marketing offers from us and from companies working for us. To minimize the amount of telephone solicitation our customers receive, Bank of America does not offer nonfinancial products and services through telephone solicitations.

If you elect not to receive direct marketing offers by postal mail, telephone and/or e-mail, please note that we may continue to contact you as necessary to service your account and for other nonmarketing purposes. You may also be contacted by your assigned account representative (for example, Financial Advisor or relationship manager), if applicable. Bank of America may also continue to provide marketing information in your regular account mailings and statements, including online and ATM communications.

Each customer may opt out of each direct marketing option individually. Since marketing programs may already be in progress, it may take up to 12 weeks for your postal mail opt-out to be fully effective. When you opt out of direct marketing by postal mail or telephone, your opt-out will last for five (5) years. After that, you may choose to renew your opt-out for another five-year period.

Sharing information with third parties

If you have a Bank of America credit card or Sponsored Account, you may request that we not share information about these accounts with third parties. If you request that we not share information with third parties, we may still share information:

•	Where permitted or required by law as discussed in Section 3 under Disclosing information in other situations;

•	With our service providers as discussed in Section 3 under Managing information with companies that work for us; and

•	With other financial companies with whom we have joint marketing agreements.

If you have multiple credit cards or Sponsored Accounts, you will need to express your choice for each account separately. When any customer on a joint account requests that we not share with third parties, that choice is applied to the entire account.

5.     Actions you can take

You can tell us your choice by:

•	Notifying us at bankofamerica.com/privacy and entering your information on our secure Web site
•	Calling us toll free at 1.888.341.5000

•	Talking to a customer representative at a banking center or to your assigned account representative

You can make sure information is accurate by:

•	Accessing your account information (for example, on a statement or in response to specific requests)

•	Telling us if it is incorrect by calling or writing to us at the telephone number or appropriate address for such changes on your statement or other account materials

6.     Steps to protect information about you

Bank of America recommends that you take the following precautions to guard against the disclosure and unauthorized use of your account and personal information:

•	Review your monthly account statements and report any suspicious activity to us immediately.

•	Do not respond to e-mails requesting account numbers, passwords or PINs. Call the institution to verify the legitimacy of the e-mail.

•	Memorize PINs and refrain from writing PINs, Social Security numbers, debit or credit card numbers where they could be found.

•	Shred documents containing any sensitive information before discarding, such as bank statements.

•	Confirm that an Internet site is secure by checking that the URL (Web address) begins with “https”.

•	Review your credit report at least once every year to make sure all information is up to date. For a free copy of your credit bureau report, contact annualcreditreport.com or call 1.877.322.8228.

•

If you think you have been a victim of identity theft or fraud, you may contact the Federal Trade Commission (FTC) to report any incidents and to receive additional guidance on steps you can take to protect yourself. Contact the FTC at ftc.gov/idtheft or 1.877.438.4338.

•	For additional information on protecting your information, please visit bankofamerica.com/privacy.

Keeping up to date with our Privacy Policy

We may make changes to this policy at any time and will inform you of changes, as required by law. To receive the most up-to-date Privacy Policy, you can visit our Web site at: bankofamerica.com/privacy.

7.     Other privacy commitments

This notice constitutes the Bank of America Do Not Call Policy under the Telephone Consumer Protection Act for all consumers and is pursuant to state law. When you talk with Bank of America by telephone your conversation may be monitored or recorded by us.

For information on our online privacy practices, including the use of “cookies,” please see the online policy located on our Web sites.

26	ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009

Privacy Policy (continued)

You may have other privacy protections under state laws, such as Vermont and California. To the extent these state laws apply, we will comply with them with regard to our information practices.

For Nevada residents only. We are providing you this notice pursuant to state law. You may be placed on our internal Do Not Call List by following the directions in Section 5, Actions you can take. Nevada law requires that we also provide you with the following contact information: Bureau of Consumer Protection, Office of the Nevada Attorney General, 555 E. Washington St., Suite 3900, Las Vegas, NV 89101; Phone number- 702.486.3132; e-mail: BCPINFO@ag.state.nv.us. Bank of America, PO Box 25118, FL1-300-02-07, Tampa, Florida 33633-0900; Phone number- 1.888.341.5000; e-mail: Click on “Contact Us” at bankofamerica.com/privacy.

For Vermont and California residents only. The information sharing practices described above are in accordance with federal law. Vermont and California law place additional limits on sharing information about Vermont and California residents so long as they remain residents of those states.

Vermont: In accordance with Vermont law, Bank of America will not share information we collect about Vermont residents with companies outside of Bank of America, except as permitted by law, such as with the consent of the customer, to service the customer’s accounts or to other financial institutions with which we have joint marketing agreements. Bank of America will not share Application Information, Consumer Report Information and Information from Outside Sources about Vermont residents among the Bank of America companies, except with the authorization or consent of the Vermont resident.

California: In accordance with California law, Bank of America will not share information we collect about California residents with companies outside of Bank of America, except as permitted by law, such as with the consent of the customer to service the customer’s accounts, or to fulfill on rewards or benefits. We will limit sharing among our companies to the extent required by applicable California law.

For Insurance Customers in AZ, CA, CT, GA, IL, ME, MA, MN, MT, NV, NJ, NC, OH, OR and VA only. We may give Insurance Information, which means Customer Information related to insurance transactions, to insurance support companies and other like businesses. Such companies may keep the Insurance Information or give it to others. We may also give Insurance Information to state insurance officials, to law enforcement agencies, to group policyholders about claims experience or to auditors as permitted or required by law. We may disclose health information to decide if you are eligible for coverage, to process claims, to prevent fraud, as authorized by you or as permitted by law.

You may ask for access to the Insurance Information we have about you by writing to Insurance Services, P.O. Box 19702, Irvine, CA 92623-9702, Attn: Data Request. You must describe the type of Insurance Information you want to access and give your full name, address, the insurance company and policy number (if applicable). We will tell you what Insurance Information we have about you. If you want to see the Insurance Information, you may review and copy the Insurance Information in person at our offices or request a copy be mailed to you. You may not see Insurance Information that we deem privileged, such as Insurance Information about claims or litigation. We may charge a fee for mailing the Insurance Information to you.

To correct Insurance Information that we have about you, mail your request as described above. Say why you dispute the Insurance Information. We will tell you of our action with respect to this dispute. You may file a statement with us if you disagree with our decision.

For MA Insurance Customers only. You may ask in writing the specific reasons for an adverse underwriting decision. An adverse underwriting decision is where we decline your application for insurance; offer to insure you at a higher than standard rate; or terminate your coverage.

8.     Bank of America companies

This Privacy Policy applies to all Bank of America entities that utilize the names:

•	Bank of America

•	Banc of America

•	U.S. Trust

•	Merrill Lynch

•	Balboa

These entities include Banks and Trust Companies; Credit Card Companies; Brokerage and Investment Companies; Insurance and Annuity Companies; and Real Estate Companies.

In addition, this policy applies to the following Bank of America companies:

Credit Card

Fleet Credit Card Services, L.P.

Brokerage and Investments

•	BACAP Alternative Advisors, Inc.

•	Columbia Management Advisors, LLC

•	Columbia Management Distributors, Inc.

•	Columbia Wanger Asset Management, L.P.

•	UST Securities Corp.

•	White Ridge Investment Advisors LLC

•	Equity Margins Limited

•	FAM Distributors, Inc.

•	Financial Data Services Inc.

ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009	27

Privacy Policy (concluded)

•	IQ Investment Advisors Family of Funds

•	IQ Investment Advisors LLC

•	Managed Account Advisors LLC

•	The Princeton Retirement Group, Inc.

•	Roszel Advisors, LLC.

Insurance and Annuities

•	General Fidelity Insurance Company

•	General Fidelity Life Insurance Company

•	Meritplan Insurance Company

•	Newport Insurance Company

Real Estate

•	BAC Home Loans Servicing, LP

•	Countrywide Home Loans, Inc.

•	CWB Mortgage Ventures, LLC

•	HomeFocus Services, LLC

•	HomeFocus Tax Services, LLC

•	KB Home Mortgage, LLC

•	NationsCredit Financial Services Corporation

Please note, you may receive company specific privacy policies from another affiliate within the Bank of America family of companies.

These entities listed include any successor Bank of America entities. For a detailed list of current Bank of America companies that have consumer customer relationships and to which this policy applies, please visit our Web site at bankofamerica.com/privacy.

© 2009 Bank of America Corporation.

28	ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009

Fundamental Periodic Repurchase Policy

The Board of Directors approved a fundamental policy whereby the Fund would adopt an “interval fund” structure pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). As an interval fund, the Fund will make annual repurchase offers at net asset value (less repurchase fee not to exceed 2%) to all Fund shareholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund’s Board of Directors shortly before the commencement of each offer, and will be between 5% and 25% of the Fund’s then outstanding shares.

The Fund has adopted the following fundamental policy regarding the periodic repurchases:

a) The Fund will make offers to repurchase its shares at annual (approximately once every 13 months) intervals pursuant to Rule 23c-3 under the Investment Company Act (“Offers”). The Board of Directors may place such conditions and limitations on an Offer as may be permitted under Rule 23c-3.

b) The repurchase request deadline, by which the Fund must receive repurchase requests submitted by shareholders in response to the most recent offer, will be determined by reference to the maturity date of the swap contracts that comprise the Fund’s leveraging transactions (as described in the Fund’s prospectus) for each annual period, and will be the fourteenth day prior to such maturity date; provided that in the event that such day is not a business day, the repurchase request deadline will be the business day subsequent to the fourteenth day prior to the maturity date of the swap contracts (the “Repurchase Request Deadline”).

c) The maximum number of days between a Repurchase Request Deadline and the next repurchase pricing date will be fourteen days; provided that if the fourteenth day after a Repurchase Request Deadline is not a business day, the repurchase pricing date shall be the next business day (the “Repurchase Pricing Date”).

d) Offers may be suspended or postponed under certain circumstances, as provided for in Rule 23c-3.

Under the terms of the Offer for the most recent annual period, the Fund offered to purchase up to 441,481 shares from shareholders at an amount per share equal to the Fund’s net asset value per share calculated as of the close of business on the New York Stock Exchange on October 28, 2009, ten business days after Wednesday, October 14, 2009, the Repurchase Request Deadline. As of October 28, 2009, 15,302 shares, or 0.17% of the Fund’s outstanding shares, were repurchased by the Fund at $8.50 per share (subject to a repurchase fee of up to 2% of the net asset value per share), the Fund’s net asset value per share was determined as of 4:00 p.m. EST, Wednesday, October 28, 2009.

ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009	29

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its stockholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website at http://www.icsdelivery.com/live and follow the instructions.

When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

Fund Certification

In May 2009, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund’s Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Contact Information

For more information regarding the Fund, please visit www.IQIAFunds.com or contact us at 1-877-449-4742.

30	ENHANCED S&P 500® COVERED CALL FUND INC.	DECEMBER 31, 2009

www.IQIAFunds.com

Enhanced S&P 500® Covered Call Fund Inc. seeks to provide leveraged returns on the CBOE S&P 500® BuyWrite IndexSM less fees and expenses.

This report, including the financial information herein, is transmitted to stockholders of Enhanced S&P 500® Covered Call Fund Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge at www.IQIAFunds.com/proxyvoting.asp or upon request by calling toll-free 1-877-449-4742 or through the Securities and Exchange Commission’s website at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) at www.IQIAFunds.com/proxyvoting.asp; and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Enhanced S&P 500® Covered Call Fund Inc.

4 World Financial Center, 6th Fl.

New York, NY 10080

#IQBEO — 12/09

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge upon request by calling toll-free 1-877-449-4742.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) the audit committee financial expert is independent: (1) Steven W. Kohlhagen.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

Enhanced S&P 500® Covered Call Fund Inc.	$28,000	$28,000	$0	$0	$8,500	$8,500	$0	$0

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

Enhanced S&P 500® Covered Call Fund Inc.	$8,500	$8,500

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – 0%, 0%

Item 5 –	Audit Committee of Listed Registrants – The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Paul Glasserman Steven W. Kohlhagen William J. Rainer Laura S. Unger

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The Registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, Oppenheimer Capital, LLC (the “Sub-adviser” or “Oppenheimer Capital”). The Proxy Voting Policies and Procedures of the Sub-adviser (the “Proxy Voting Policies”) are attached as Exhibit 99.PROXYPOL hereto.

Exhibit 99.PROXYPOL

Oppenheimer Capital LLC

Proxy Voting Policy and Procedures

General Policy

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires an investment adviser that exercises voting authority over client proxies to adopt and implement policies and procedures that are reasonably designed to ensure that the investment adviser votes client and fund securities in the best interests of clients and fund investors and addresses how conflicts of interest are handled. Oppenheimer Capital LLC (the “Company”) typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, the Company’s primary objective is to make voting decisions solely in the best interests of its clients by voting proxies in a manner intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

This policy sets forth the general standards for proxy voting whereby the Company has authority to vote its clients’ proxies with respect to portfolio securities held in the accounts of its clients for whom it provides discretionary investment management services. Under the rule, an investment adviser can have implicit or explicit proxy voting authority, and an adviser must vote proxies even if the advisory contract is silent on this question where its authority is implied by the overall delegation of discretionary authority. In some situations, the client may prefer to retain proxy voting authority or direct proxy voting authority to a third party. The Company is only relieved of the duty to vote proxies in such cases when the client investment advisory agreement or another operative document clearly reserves or assigns proxy voting authority to the client or to a third party.

I.	Proxy Voting Guidelines

A. Proxy Guidelines. The Company has adopted written Proxy Voting Guidelines (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interest of its clients and fund investors (See Appendix No. 1). The Proxy Guidelines reflect the Company’s general voting positions on specific corporate governance issues and corporate actions. The Proxy Guidelines address routine as well as significant matters commonly encountered. However, because the Proxy Guidelines cannot anticipate all situations and the surrounding facts of each proxy issue (including, without limitation, foreign laws and practices that may apply to a proxy), some proxy issues may require a case-by-case analysis (whether or not required by the Proxy Guidelines) prior to voting and may result in a vote being cast that will deviate from the Proxy Guidelines. In such cases, the proxy voting procedures established by the Proxy Committee for such situations (and described below) will be followed.

B. Client Instructions to Vote in a Particular Manner. Upon receipt of a client’s written request, the Company may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. The Company shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client.

Updated August 10, 2009	1

C. Cost-Benefit Analysis Involving Voting Proxies. The Company may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy. Given the outcome of the cost-benefit analysis, the Company may refrain from voting a proxy on behalf of its clients’ accounts.

In addition, the Company may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, immaterial impact on the portfolio, items relating to foreign issues (such as those described below), non-discretionary holdings not covered by the Company, timing issues related to the opening/closing of accounts, securities out on loan, contractual arrangements with clients and/or their authorized delegate, and the timing of receipt of proxies. For example, the Company may refrain from voting a proxy of a foreign issue due to logistical considerations that may impair the Company’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

D. Share Blocking. The Company will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions.

E. Securities on Loan. Registered investment companies (“client”) that are advised or sub-advised by the Company as well as certain other advisory clients1 may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender unless the loan is recalled prior to the record date for the vote. The Company believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program through its lending agent that balances any tension between loaning and voting securities in a manner that satisfies such client. The Company will request that clients notify the Company in writing if the client has decided to participate in a securities lending program. If a client has decided to participate in a securities lending program, the Company will defer to the client’s determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. If the client who participates in a securities lending program requests, the Company will use reasonable efforts to notify the client of proxy measures that the Company deems material.

[1]

Effective May 22, 2008, the Proxy Committee approved Section E to the Proxy Policy and Procedures specific only to registered investment companies. The Proxy Committee agreed that the application of this section as it relates to institutional and other client types requires further review, analysis and discussions with clients to identify what procedures and methodology would be appropriate for other client bases. In that regard, the Company has begun to assess the process and will provide status updates to the Proxy Committee of its review.

Updated August 10, 2009	2

A Material Event for purposes of determining whether a recall of a security is warranted, means a proxy that relates to a merger, acquisition, spin-off or other similar corporate action that may impact the market value of the security. The Proxy Committee will review the standard for determination of a Material Event from time to time and will adjust the standard as it deems necessary. The Company may utilize third-party service providers, in its sole discretion, to assist it in identifying and evaluating whether an event constitutes a Material Event.

The ability to timely identify material events and advise recall of shares for proxy voting purposes is not within the control of the Company and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time to be voted may not be possible due to applicable proxy voting record dates, the timing of receipt of information and administrative considerations. Accordingly, clients are advised that efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

F. Case-by-Case Proxy Determinations. With respect to a proxy ballot that requires a case-by-case voting determination where the Company has not instructed the Proxy Provider (as defined below) how to vote the proxy prior to the proxy voting deadline, the Company has directed the Proxy Provider to vote in accordance with the Proxy Provider’s Policy.

II.	Outsourcing the Proxy Voting Process

The Company has retained an independent third party service provider (the “Proxy Provider”) to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in research and the administrative process. The services provided to the Company offer a variety of fiduciary-level, proxy-related services to assist in its handling of proxy voting responsibilities and corporate governance-related efforts.

III.	Proxy Committee

The Company has also established a Proxy Committee that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in accordance with these Proxy Voting Policy and Procedures. The Proxy Committee meets at a minimum on an annual basis and when necessary to address potential conflicts of interest. The Company may have conflicts of interest that could potentially affect how it votes its clients’ proxies. For example, the Company may manage a pension plan whose management is sponsoring a proxy proposal relating to a security held in another client’s account. In order to ensure that all material conflicts of interest are addressed

Updated August 10, 2009	3

appropriately while carrying out the Company’s obligation to vote proxies, the Proxy Committee is responsible for developing a process to identify proxy voting issues that may raise conflicts of interest between the Company and its clients and to resolve such issues.

The Proxy Committee will also perform the following duties:

1.	Establish the Company’s proxy voting guidelines, with such advice, participation and research as the Proxy Committee deems appropriate from the investment professionals, proxy voting services or other knowledgeable interested parties;

2.	Approve and monitor the outsourcing of voting obligations to the Proxy Provider;

3.	Develop a process for resolution of voting issues that require a case-by-case analysis (either because the Proxy Guidelines require a case-by-case analysis or the Proxy Guidelines do not specify a vote for a particular proxy issue) or involve a potential conflict of interest (in consultation with the relevant portfolio manager and/or analyst when appropriate), monitor such process and ensure that the resolutions of such issues are properly documented;

4.	Monitor proxy voting (or the failure to vote) based on the Company’s instructions or recommendations to (i) abstain from a vote, (ii) vote contrary to its Proxy Guidelines or (iii) take voting action based on the Company’s interpretation of a Proxy Guideline, and ensure that the reasons for such actions are properly documented;

5.	Oversee the maintenance of records regarding proxy voting decisions in accordance with the standards set forth by this policy and applicable law; and

6.	Review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third party services and update or revise as necessary.

IV.	Proxy Voting – Conflicts of Interest

The Proxy Committee has determined that if a particular proxy vote is specified by the Proxy Guidelines and the Company, in fact, votes in accordance with the Proxy Guidelines, a potential conflict of interest does not arise. In all other cases, proxy proposals will be reviewed for potential conflicts of interest and will be monitored to ensure the sufficiency of documentation supporting the reasons for such proxy vote. If a potential conflict of interest is identified, the Proxy Committee will review the voting decision to ensure that the voting decision has not been affected by the potential conflict.

Updated August 10, 2009	4

V.	Investment Management Personnel Responsibilities

The Company has assigned responsibility to its Chief Investment Officer for the review of the Proxy Guidelines on an annual basis to ensure that the guidelines are consistent with the Company’s position on various corporate governance issues and corporate actions and to make any amendments as necessary. All amendments to the Proxy Guidelines will be communicated promptly to the Proxy Provider by the Company.

In addition, the following types of “case-by-case” proxy proposals are required to be reviewed by a Chief Investment Officer or the appropriate portfolio manager and/or analyst (subject to the conflicts of interests procedures established by the Proxy Committee):

1.	Proxy proposals which are not currently covered by the Proxy Guidelines and are referred back to the Company as case-by-case;

2.	Bundled proxy proposals which require a single vote and are referred back to the Company as case-by-case; and

3.	Proxy proposals where the Proxy Provider does not have sufficient information to evaluate the proposal and are referred back to the Company as case-by-case.

VI.	Disclosure of Proxy Voting Policies and Procedures

The Company shall provide clients with a copy of the Proxy Voting Policy and Procedures upon request. In addition, a summary of this policy is disclosed in Part II of the Company’s Form ADV which is provided to clients at or prior to entering into an investment advisory agreement with a client and is also offered to existing clients on an annual basis.

VII.	Providing Clients Access to Voting Records

Generally, clients of the Company have the right, and shall be afforded the opportunity, to have access to records of voting actions taken with respect to securities held in their respective accounts. Proxy voting reports for clients who request such voting records are typically prepared by the Proxy Provider on a quarterly basis and sent to the client by the Company’s applicable client service representative. Shareholders and unit-holders of commingled funds advised or sub-advised by the Company shall have access to voting records pursuant to the governing documents of the commingled fund.

Proxy voting actions are confidential and may not be disclosed to third parties except as may be required by law, requested by regulators or explicitly authorized by the applicable client.

Updated August 10, 2009	5

VIII.	Maintenance of Proxy Voting Records

Rule 204-2 under the Investment Advisers Act of 1940 requires investment advisers that vote client proxies to maintain specified records with respect to those clients. The Company must maintain the following records relating to proxy voting:

1.	Copies of the Company’s Proxy Voting Policies, Procedures and Guidelines;

2.	Copies or records of each proxy statement received with respect to clients’ securities for whom the Company exercises voting authority;

3.	A record of each vote cast on behalf of a client as well as certain records pertaining to the Company’s decision on the vote;

4.	A copy of any document created by the Company that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

5.	A copy of each written client request for information on how the Company voted proxies on behalf of the client, and a copy of any written response by the Company to any client request for information (either written or oral) on how the Company voted proxies on behalf of the requesting client.

Records are to be kept for a period of at least six years following the date that the vote was cast. The Company may maintain the records electronically. The Company may also rely on the Proxy Provider to maintain proxy statements and records of proxy votes on the Company’s behalf. As such, the Proxy Provider must provide a copy of the records promptly upon request.

Updated August 10, 2009	6

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Mr. Stephen Bond-Nelson is primarily responsible for the day-to-day management of the registrant’s portfolio. As of December 31, 2005, Mr. Stephen Bond-Nelson was a co-portfolio manager for the Fund. From 1999 to 2004, Stephen was a Senior Research Analyst at PEA Capital LLC. Prior to joining the firm, he was a Senior Research Analyst at Prudential Mutual Funds. He has over seventeen years of investment management experience.

The information provided in the paragraph above pursuant to this Item 8(a)(1) is as of March 8, 2010.

(a)(2) As of December 31, 2009:

(i) Name of Portfolio Manager	(ii) Number of Other Accounts Managed and Assets by Account Type		Other Accounts	(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based		Other Accounts
	Other Registered Investment Companies	Other Pooled Investment Vehicles		Other Registered Investment Companies	Other Pooled Investment Vehicles

Stephen Bond-Nelson	2	5	2	0	5	0

	$1,440,802,706.25	$742,926,595.97	$9,504,436.99	$0	$742,926,595.97	$0

(iv) Potential Material Conflicts of Interest

The potential for conflicts of interests exists when portfolio managers are responsible for managing other accounts that have similar investment objectives and strategies as the Fund. Potential conflicts include, for example conflicts between investment strategies and conflicts in the allocation of investment opportunities. Typically, client portfolios having similar strategies are managed by portfolio managers in the same group using similar objectives, approach and philosophy. Therefore, portfolio holdings, relative position size and industry and sector exposures tend to be similar across portfolios with similar strategies, which minimizes the potential for conflicts of interest.

Oppenheimer Capital may receive more compensation with respect to certain accounts managed in a similar style than that received with respect to the Fund or may receive compensation based in part on the performance of certain similarly managed accounts. This may create a potential conflict of interest for Oppenheimer Capital or its portfolio managers by providing an incentive to favor these types of accounts when for example, placing securities transactions. Similarly, it could be viewed as having a conflict of interest to the extent that Oppenheimer Capital or an affiliate has a proprietary investment in an account managed in a similar strategy, or the portfolio manager has personal investments in similarly managed strategies. Potential conflicts of interest may arise with both the aggregation and allocation of investment opportunities because of market factors or investment restrictions imposed upon Oppenheimer Capital by law, regulation, contract or internal policies. The allocation of aggregated trades, in particular those that were partially completed due to limited availability, could also raise a conflict of interest, as Oppenheimer Capital could have an incentive to allocate securities that are expected to increase in value to favored accounts, for example, initial public offerings of limited availability. Another potential conflict of interest may arise when transactions for one account occurs after transactions in a different account in the same or different strategy thereby increasing the value of the securities when a purchase follows a purchase of size in another account or similarly decreasing the value if it is a sale. Oppenheimer Capital also manages accounts that may engage in short sales of securities of the type in which the Fund invests. Oppenheimer Capital could be seen as harming the performance of the Fund for the benefit of the accounts engaging in the short sales if the short sales cause the market value of the securities to fall.

Oppenheimer Capital or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments due to liquidity or other concerns or regulatory restrictions. Such policies may preclude a Fund from purchasing a particular security or financial instrument, even if such security or financial instrument would otherwise meet the Fund’s objectives.

Oppenheimer Capital and its affiliates’ objective are to meet their fiduciary obligation with respect to all clients. Oppenheimer Capital and its affiliates have policies and procedures that are reasonably designed to seek to manage conflicts. Oppenheimer Capital and its affiliates monitor a variety of areas, including compliance with fund guidelines, trade allocations, and compliance with the respective Code of Ethics. Allocation policies and procedures are designed to achieve a fair and equitable allocation of investment opportunities among its client over time.

Orders for the same equity security traded through a single trading desk or system are typically aggregated on a continual basis throughout each trading day consistent with Oppenheimer Capital’s best execution obligation for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated on a pro-rata average price basis, subject to certain limited exceptions.

(a)(3) As of December 31, 2009:

Compensation. Mr. Bond-Nelson’s compensation consists of the following elements:

Base salary. The portfolio manager is paid a fixed base salary that is set at a level determined by Oppenheimer Capital. In setting the base salary, the firm’s intentions are to be competitive in light of the portfolio manager’s experience and responsibilities. Firm management evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation.

Annual bonus and Long Term Incentive Plan. The portfolio manager is eligible for an annual bonus in addition to a base salary. The bonus typically forms the majority of the individual’s cash compensation and is based in part on pre-tax performance against the Fund’s relevant benchmark or peer group ranking of the portfolio over a one or three year period, with some consideration for longer time periods. In addition to any bonus, the Firm utilizes two long-term incentive plans. The first plan is an Allianz Global Investors Plan for key employees. The plan provides awards that are based on the Compound Annual Growth Rate (CAGR) of Oppenheimer Capital over a period between either one year or over a three year period as well as the collective earnings growth of all the asset management companies of Allianz Global Investors. The second plan is a deferred retention award for key investment professionals. The deferred retention award typically vests over a three year period and is invested in the fund(s) that the individual manages.

Participation in group retirement plans. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated under the plan.

(a)(4) Beneficial Ownership of Securities. As of December 31, 2009, Mr. Bond-Nelson did not beneficially own any stock issued by the Fund.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approx. Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
July 1-31, 2009
August 1-31, 2009
September 1-30, 2009
October 1-31, 2009	15,302	$8.50[1]	15,302[2]	0
November 1-30, 2009
December 1-31, 2009
Total:	15,302	$8.50[1]	15,302[2]	0

1 Subject to a repurchase fee of up to 2% of the net asset value per share.

2 On September 2, 2009, the repurchase offer was announced to repurchase up to 5% of outstanding shares. The expiration date of the offer was October 14, 2009. The registrant may conduct annual repurchases for between 5% and 25% of its outstanding shares pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended.

Item 10 –	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Corporate Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Enhanced S&P 500® Covered Call Fund Inc.

By:	/s/ Justin C. Ferri
Justin C. Ferri
Chief Executive Officer of Enhanced S&P 500® Covered Call Fund Inc.

Date: February 24, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Justin C. Ferri
Justin C. Ferri
Chief Executive Officer (principal executive officer) of Enhanced S&P 500® Covered Call Fund Inc.

Date: February 24, 2010

By:	/s/ James E. Hillman
James E. Hillman
Chief Financial Officer (principal financial officer) of Enhanced S&P 500® Covered Call Fund Inc.

Date: February 24, 2010